Exhibit 99.2
Weyerhaeuser Company
Q2.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2		Year-to-date
	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Net sales and revenues	$1,494	$1,793	$1,610	$3,287	$3,032
Cost of products sold	1,290	1,516	1,343	2,806	2,520
Gross margin	204	277	267	481	512
Selling, general and administrative expenses	150	142	145	292	317
Research and development expenses	7	8	7	15	14
Charges for restructuring, closures and impairments	12	4	7	16	11
Other operating income, net	(66)	(53)	(19)	(119)	(193)
Operating income	101	176	127	277	363
Interest income and other	12	11	9	23	20
Interest expense, net of capitalized interest	(87)	(86)	(117)	(173)	(210)
Earnings from continuing operations before income taxes	26	101	19	127	173
Income taxes	15	(17)	4	(2)	(52)
Earnings from continuing operations	41	84	23	125	121
Loss from discontinued operations, net of income taxes	—	—	(13)	—	(12)
Net earnings attributable to Weyerhaeuser common shareholders	$41	$84	$10	$125	$109

Per Share Information

	Q1	Q2		Year-to-date
	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Earnings (loss) per share attributable to Weyerhaeuser common shareholders, basic and diluted:
Continuing operations	$0.08	$0.16	$0.04	$0.23	$0.22
Discontinued operations	—	—	(0.02)	—	(0.02)
Net earnings per share	$0.08	$0.16	$0.02	$0.23	$0.20
Dividends paid per share	$0.15	$0.15	$0.15	$0.30	$0.30
Weighted average shares outstanding (in thousands):
Basic	537,368	537,966	538,599	537,667	537,873
Diluted	539,728	540,033	541,095	539,880	540,790
Common shares outstanding at end of period (in thousands)	537,409	537,526	538,640	537,526	538,640

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1	Q2		Year-to-date
	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Operating income	$101	$176	$127	$277	$363
Depreciation, depletion and amortization	113	113	118	226	239
Special items	(38)	(57)	—	(95)	(152)
Capitalized interest included in cost of products sold	3	19	7	22	12
EBITDA, excluding special items*	$179	$251	$252	$430	$462
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q2.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2012	June 30, 2012	December 31, 2011

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$726	$857	$950
Receivables, less allowances	503	494	490
Inventories	517	487	476
Prepaid expenses	80	86	68
Deferred tax assets	113	100	81
Total current assets	1,939	2,024	2,065
Property and equipment, net	2,829	2,770	2,901
Construction in progress	192	208	145
Timber and timberlands at cost, less depletion charged to disposals	3,970	3,963	3,978
Investments in and advances to equity affiliates	189	187	192
Goodwill	40	40	40
Other assets	442	435	444
Restricted assets held by special purpose entities	914	916	916
	10,515	10,543	10,681
Real Estate:
Cash and cash equivalents	2	4	3
Receivables, less allowances	30	38	41
Real estate in process of development and for sale	606	581	555
Land being processed for development	943	959	936
Investments in and advances to equity affiliates	19	20	21
Deferred tax assets	246	238	240
Other assets	113	89	113
Consolidated assets not owned	—	3	8
	1,959	1,932	1,917
Total assets	$12,474	$12,475	$12,598

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Current maturities of long-term debt	$167	$184	$12
Accounts payable	343	360	336
Accrued liabilities	536	576	593
Total current liabilities	1,046	1,120	941
Long-term debt	4,026	4,005	4,181
Deferred income taxes	108	92	93
Deferred pension and other postretirement benefits	1,470	1,429	1,467
Other liabilities	407	400	408
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	775	778	776
	7,832	7,824	7,866
Real Estate:
Long-term debt	283	283	285
Other liabilities	154	171	172
Consolidated liabilities not owned	—	—	8
	437	454	465
Total liabilities	8,269	8,278	8,331
Equity:
Total Weyerhaeuser shareholders' interest	4,197	4,186	4,263
Noncontrolling interests	8	11	4
Total equity	4,205	4,197	4,267
Total liabilities and equity	$12,474	$12,475	$12,598

Weyerhaeuser Company
Q2.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2		Year-to-date
	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Cash flows from operations:
Net earnings	$41	$84	$10	$125	$109
Noncash charges (credits) to income:
Depreciation, depletion and amortization	113	113	120	226	243
Deferred income taxes, net	(6)	13	(13)	7	26
Pension and other postretirement benefits	(28)	(30)	19	(58)	43
Share-based compensation expense	10	8	3	18	17
Charges for impairment of assets	8	4	2	12	3
Net gains on dispositions of assets	(7)	(10)	(20)	(17)	(176)
Foreign exchange transaction (gains) losses	(7)	9	(1)	2	(8)
Change in:
Receivables less allowances	(5)	(18)	(10)	(23)	(69)
Receivable for taxes	(2)	18	(7)	16	(27)
Inventories	(40)	28	35	(12)	(31)
Real estate and land	(55)	7	(32)	(48)	(34)
Prepaid expenses	(8)	(12)	(4)	(20)	(14)
Accounts payable and accrued liabilities	(56)	65	15	9	(23)
Deposits on land positions and other assets	—	22	(4)	22	(4)
Pension and postretirement contributions	(35)	(33)	(18)	(68)	(37)
Other	17	(1)	19	16	9
Net cash from operations	(60)	267	114	207	27

Cash flows from investing activities:
Property and equipment	(54)	(68)	(39)	(122)	(74)
Timberlands reforestation	(10)	(7)	(7)	(17)	(19)
Proceeds from sale of assets	6	18	3	24	196
Other	1	(1)	(10)	—	(5)
Cash from investing activities	(57)	(58)	(53)	(115)	98

Cash flows from financing activities:
Cash dividends	(81)	(80)	(80)	(161)	(161)
Change in book overdrafts	(29)	9	1	(20)	(18)
Payments on debt	(2)	(4)	(548)	(6)	(550)
Exercises of stock options	5	2	3	7	37
Other	(1)	(3)	(19)	(4)	(19)
Cash from financing activities	(108)	(76)	(643)	(184)	(711)

Net change in cash and cash equivalents	(225)	133	(582)	(92)	(586)
Cash and cash equivalents at beginning of period	953	728	1,463	953	1,467
Cash and cash equivalents at end of period	$728	$861	$881	$861	$881
Cash paid (received) during the year for:
Interest, net of amount capitalized	$114	$54	$91	$168	$247
Income taxes	$(10)	$(5)	$13	$(15)	$15

Weyerhaeuser Company	Total Company Statistics
Q2.2012 Analyst Package
Preliminary results, subject to audit

Special Items Included in Net Earnings

in millions	Q1	Q2		Year-to-date
	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Net earnings	$41	$84	$10	$125	$109
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	—	—	(96)
Loss on early extinguishment of debt	—	—	16	—	16
Restructuring, impairments and other charges	10	—	—	10	—
Gain on postretirement plan amendment	(34)	(33)	—	(67)	—
Gain on sale of properties	—	(4)	—	(4)	—
Tax settlements	(8)	—	—	(8)	—
Charges related to the sale of hardwoods	—	—	6	—	6
Net earnings before special items	$9	$47	$32	$56	$35

	Q1	Q2		Year-to-date
	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Net earnings per diluted share	$0.08	$0.16	$0.02	$0.23	$0.20
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	—	—	(0.18)
Loss on early extinguishment of debt	—	—	0.03	—	0.03
Restructuring, impairments and other charges	0.02	—	—	0.02	—
Gain on postretirement plan amendment	(0.06)	(0.06)	—	(0.12)	—
Gain on sale of properties	—	(0.01)	—	(0.01)	—
Tax settlements	(0.02)	—	—	(0.02)	—
Charges related to the sale of hardwoods	—	—	0.01	—	0.01
Net earnings before special items per diluted share	$0.02	$0.09	$0.06	$0.10	$0.06

Selected Total Company Items, Excluding Discontinued Operations

in millions	Q1	Q2		Year-to-date
	March 31, 2012	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Depreciation, depletion and amortization:
Cost of products sold	$102	$103	$105	$205	$210
Selling, general and administrative expenses	11	10	13	21	29
Total depreciation, depletion and amortization	$113	$113	$118	$226	$239

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$13	$13	$15	$26	$25
Pension and postretirement costs not allocated	7	7	3	14	15
Total company pension and postretirement costs	$20	$20	$18	$40	$40

Total decrease (increase) in Forest Products working capital (1)	$(148)	$103	$(46)	$(45)	$(240)
Cash spent for capital expenditures	$(64)	$(75)	$(44)	$(139)	$(91)
(1) Working capital does not include cash balances.

Weyerhaeuser Company	Timberlands Segment
Q2.2012 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Sales to and revenues from unaffiliated customers	$250	$262	$288	$512	$518
Intersegment sales	190	146	134	336	325
Total net sales and revenues	440	408	422	848	843
Cost of products sold	353	313	290	666	610
Gross margin	87	95	132	182	233
Selling, general and administrative expenses	25	23	24	48	47
Research and development expenses	4	5	4	9	8
Other operating income, net	(11)	(10)	(13)	(21)	(179)
Operating income	69	77	117	146	357
Interest income and other	1	—	1	1	2
Net contribution to earnings (see note 1 on page 9)	$70	$77	$118	$147	$359
Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Operating income	$69	$77	$117	$146	$357
Depreciation, depletion and amortization	35	34	36	69	67
Special items	—	—	—	—	(152)
EBITDA, excluding special items*	$104	$111	$153	$215	$272
* Non-GAAP measure - see page 9 for definition.
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Gain on sale of 82,000 acres of non-strategic timberlands	$—	$—	$—	$—	$152
Selected Segment Items

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Total decrease (increase) in working capital (1)	$(9)	$6	$(71)	$(3)	$(80)
Cash spent for capital expenditures	$(12)	$(15)	$(14)	$(27)	$(28)
(1) Working capital does not include cash balances.
Segment Statistics

		Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Third Party Net Sales and Revenue (millions)	Logs:
	West	$130	$146	$152	$276	$262
	South	50	56	49	106	90
	Canada	7	2	1	9	8
	Total Logs	187	204	202	391	360
	Pay as cut timber sales	11	9	8	20	16
	Timberlands exchanges	8	7	39	15	60
	Higher and better use land sales	4	5	2	9	6
	Minerals, oil and gas	7	7	15	14	29
	Products from international operations	25	29	21	54	38
	Other products	8	1	1	9	9
	Total	$250	$262	$288	$512	$518
Logs Third Party Sales Realizations (per cubic meter)	West	$99.10	$94.47	$109.42	$96.59	$105.36
	South	$40.48	$41.15	$40.59	$40.83	$40.88
	Canada	$36.35	$34.66	$42.79	$36.00	$35.55
	International	$22.97	$23.53	$37.78	$23.26	$30.36
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,308	1,551	1,391	2,859	2,486
	South	1,228	1,354	1,211	2,582	2,216
	Canada	205	54	23	259	217
	International	78	82	79	160	151
	Total	2,819	3,041	2,704	5,860	5,070
Logs Fee Harvest Volumes (cubic meters, thousands)	West	1,679	1,831	1,747	3,510	3,358
	South	2,714	2,788	2,355	5,502	4,535
	International	172	161	221	333	319
	Total	4,565	4,780	4,323	9,345	8,212

Weyerhaeuser Company	Wood Products Segment
Q2.2012 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Sales to and revenues from unaffiliated customers	$634	$776	$605	$1,410	$1,131
Intersegment sales	20	20	21	40	41
Total net sales and revenues	654	796	626	1,450	1,172
Cost of products sold	611	708	630	1,319	1,162
Gross margin	43	88	(4)	131	10
Selling, general and administrative expenses	50	50	49	100	99
Research and development expenses	1	1	1	2	2
Charges for restructuring, closures and impairments	1	2	4	3	6
Other operating costs (income), net	5	(1)	(4)	4	(9)
Operating income (loss)	(14)	36	(54)	22	(88)
Interest income and other	1	—	—	1	2
Net contribution to earnings from continuing operations	(13)	36	(54)	23	(86)
Net contribution to earnings from discontinued hardwoods operations	—	—	(8)	—	(8)
Net contribution to earnings (see note 1 on page 9)	$(13)	$36	$(62)	$23	$(94)
Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Operating income (loss)	$(14)	$36	$(54)	$22	$(88)
Depreciation, depletion and amortization	34	33	37	67	78
Special items	—	(6)	—	(6)	—
EBITDA, excluding special items*	$20	$63	$(17)	$83	$(10)
* Non-GAAP measure - see page 9 for definition.
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Gain on sale of property	$—	$6	$—	$6	$—
Total special items from continuing operations	—	6	—	6	—
Charges related to sale of discontinued hardwoods operations	—	—	(9)	—	(9)
Total	$—	$6	$(9)	$6	$(9)
Selected Segment Items

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Total decrease (increase) in working capital (1)	$(112)	$5	$44	$(107)	$(75)
Cash spent for capital expenditures	$(6)	$(15)	$(7)	$(21)	$(13)
(1) Working capital does not include cash balances.
Segment Statistics

in millions, except for third-party sales realizations		Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$291	$370	$290	$661	$550
	Third Party Sales Realizations	$311.00	$349.91	$300.84	$331.63	$307.50
	Third Party Sales Volumes	937	1,056	963	1,993	1,789
	Production Volumes	958	1,004	903	1,962	1,796
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$65	$70	$64	$135	$117
	Third Party Sales Realizations	$1,830.07	$1,789.35	$2,005.03	$1,808.83	$2,014.70
	Third Party Sales Volumes	3.6	3.9	3.2	7.5	5.8
	Production Volumes	3.7	3.8	3.7	7.5	7.3
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$41	$49	$48	$90	$81
	Third Party Sales Realizations	$1,284.98	$1,210.80	$1,258.14	$1,243.80	$1,261.55
	Third Party Sales Volumes	32	40	38	72	64
	Production Volumes	34	37	34	71	64
Oriented Strand Board (square feet 3/8')	Third Party Net Sales and Revenue	$111	$138	$86	$249	$168
	Third Party Sales Realizations	$196.89	$213.97	$177.22	$205.98	$183.61
	Third Party Sales Volumes	565	643	484	1,208	916
	Production Volumes	601	626	518	1,227	1,012
Softwood Plywood (square feet 3/8')	Third Party Net Sales and Revenue	$23	$26	$15	$49	$30
	Third Party Sales Realizations	$309.26	$331.56	$264.54	$320.93	$260.32
	Third Party Sales Volumes	73	81	58	154	116
	Production Volumes	51	50	48	101	101

Weyerhaeuser Company	Cellulose Fibers Segment
Q2.2012 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Total net sales and revenues	$473	$459	$526	$932	$1,032
Cost of products sold	407	404	417	811	811
Gross margin	66	55	109	121	221
Selling, general and administrative expenses	24	22	24	46	46
Research and development expenses	2	2	2	4	4
Other operating income, net	(9)	(4)	(3)	(13)	(8)
Operating income	49	35	86	84	179
Interest income and other	(1)	1	(1)	—	(2)
Net contribution to earnings (see note 1 on page 9)	$48	$36	$85	$84	$177

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Operating income	$49	$35	$86	$84	$179
Depreciation, depletion and amortization	37	36	36	73	73
EBITDA, excluding special items*	$86	$71	$122	$157	$252
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Total decrease (increase) in working capital (1)	$45	$24	$(37)	$69	$(23)
Cash spent for capital expenditures	$(45)	$(44)	$(23)	$(89)	$(49)
(1) Working capital does not include cash balances.
Segment Statistics

		Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$367	$348	$409	$715	$807
	Third Party Sales Realizations	$818.42	$818.88	$960.04	$818.65	$935.81
	Third Party Sales Volumes (thousands)	449	425	426	874	862
	Production Volumes (thousands)	438	417	410	855	847
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$83	$90	$93	$173	$178
	Third Party Sales Realizations	$1,181.34	$1,176.32	$1,194.46	$1,178.72	$1,171.86
	Third Party Sales Volumes (thousands)	70	76	77	146	151
	Production Volumes (thousands)	65	78	80	143	147

Weyerhaeuser Company	Real Estate Segment
Q2.2012 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Total net sales and revenues	$137	$296	$191	$433	$351
Cost of products sold	113	248	147	361	273
Gross margin	24	48	44	72	78
Selling, general and administrative expenses	32	34	36	66	71
Charges for restructuring, closures and impairments	1	1	1	2	2
Other operating income, net	—	(1)	—	(1)	—
Operating income (loss)	(9)	14	7	5	5
Interest income and other	1	1	1	2	2
Net contribution to earnings	$(8)	$15	$8	$7	$7

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Operating income (loss)	$(9)	$14	$7	$5	$5
Depreciation, depletion and amortization	2	3	3	5	6
Capitalized interest included in cost of products sold	3	14	6	17	10
EBITDA, excluding special items*	$(4)	$31	$16	$27	$21
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Cash spent for capital expenditures	$(1)	$—	$—	$(1)	$(1)

Segment Statistics

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Net sales and revenues:
Single-family housing	$131	$190	$180	$321	$332
Land	3	105	11	108	18
Other	3	1	—	4	1
Total net sales and revenue	$137	$296	$191	$433	$351
Single-family homes sold	697	764	521	1,461	1,056
Single-family homes closed	349	508	459	857	822
Single-family homes sold but not closed (backlog)	777	1,033	673	1,033	673
Single-family cancellation rate	10.1%	15.4%	16.2%	12.9%	13.9%
Single-family buyer traffic	14,272	17,677	14,885	31,949	27,789
Single-family average price of homes closed (in thousands)	$376	$374	$391	$375	$404
Single-family home gross margin - excluding impairments (1)	17.3%	19.5%	22.4%	18.6%	22.0%

(1)	Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company	Unallocated Items
Q2.2012 Analyst Package
Preliminary results, subject to audit
Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation; pension and postretirement costs; foreign exchange transaction gains and losses associated with financing; and the elimination of intersegment profit in inventory and the LIFO reserve.
Contribution to Earnings

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Unallocated corporate function expenses	$(6)	$(3)	$(10)	$(9)	$(26)
Unallocated share-based compensation	(5)	(1)	5	(6)	(11)
Unallocated pension & postretirement costs	(7)	(7)	(3)	(14)	(15)
Foreign exchange gains (losses)	6	(8)	1	(2)	7
Elimination of intersegment profit in inventory and LIFO (1)	(12)	(2)	(10)	(14)	(20)
Other	30	35	(12)	65	(25)
Operating income (loss)	6	14	(29)	20	(90)
Interest income and other	10	9	8	19	16
Net contribution to earnings from continuing operations	16	23	(21)	39	(74)
Net contribution to earnings from discontinued operations	—	—	(11)	—	(9)
Net contribution to earnings	$16	$23	$(32)	$39	$(83)
(1) We now report the elimination of intersegment profit on inventory and the LIFO reserve in Unallocated Items. Previously these company-level adjustments were recorded in the business segments. This provides a better understanding of business operating results. Prior period results have been adjusted to reflect the change.

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Operating income (loss)	$6	$14	$(29)	$20	$(90)
Depreciation, depletion and amortization	5	7	6	12	15
Special items	(38)	(51)	—	(89)	—
Capitalized interest included in cost of products sold	—	5	1	5	2
EBITDA, excluding special items*	$(27)	$(25)	$(22)	$(52)	$(73)
* Non-GAAP measure - see below for definition.
Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Gain on postretirement plan amendment	$52	$51	$—	$103	$—
Restructuring, impairments and other charges	(14)	—	—	(14)	—
Total	$38	$51	$—	$89	$—

Unallocated Selected Items

	Q1.2012	Q2.2012	Q2.2011	YTD.2012	YTD.2011
Total decrease (increase) in working capital (1)	$(72)	$68	$18	$(4)	$(62)
Cash spent for capital expenditures	$—	$(1)	$—	$(1)	$—
(1) Working capital does not include cash balances.

*EBITDA excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. EBITDA excluding special items, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, special items and interest included in cost of products sold. EBITDA excluding special items should not be considered in isolation from and is not intended to represent an alternative to our results computed under GAAP.